Citigroup Investments Corporate Loan Fund Inc.


Sub-Item 77C

Registrant incorporates by reference Registrant's Form 8-K / Press Release dated December 1, 2005 filed on December 1, 2005.
(Accession No. 0001193125-05-234774)